UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2023

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Water Canyon Road, Unit 1 Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

(775) 304-0260
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 2, 2023, Hycroft Mining Holding Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the reactivation of the Company’s previously announced “at-the-market” offering program (the “ATM Offering”) solely to update the remaining amount of shares of the Company’s Class A common stock, par value $0.0001 per share, that the Company may issue and sell from time to time through B. Riley Securities, Inc. (the “Agent”) as sales agent or principal, pursuant to the terms of the Company’s previously announced At Market Issuance Sales Agreement, dated March 15, 2022, between the Company and the Agent (the “Sales Agreement”). The Company previously sold approximately $138.6 million of shares of the Company’s common stock pursuant to the Sales Agreement, and approximately $361.4 million shares of common stock remain available under the Sales Agreement.

The common stock is being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3, filed with the SEC on June 30, 2021, which became effective immediately upon filing.

Anthony L.G., PLLC, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Company’s common stock pursuant to the Sales Agreement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Anthony L.G., PLLC, dated June 2, 2023, relating to the validity of the shares to be issued pursuant to the Sales Agreement dated as of March 15, 2022.
23.1	Consent of Anthony L.G., PLLC (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer